                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 15, 1997


                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         0-23108                     Not Applicable
--------                         -------                     --------------
(State of                        (Commission                 (IRS Employer
organization)                    File Number)                Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                              19720
----------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184


                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)

                                  Page 1 of 90
                         Index to Exhibits is on page 6


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Item 5.  Other Events

A)    Series 1993-1:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto.

B)    Series 1993-2:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto.

C)    Series 1993-3:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D)    Series 1994-1:
On August 15, 1997 the Registrant made available the Monthly Certificateholders' Statement for the July 1997 Due Period with respect to Series 1994-1, which is attached as Exhibit 20(d) hereto. August 15, 1997 is also the date on which holders of Class A Certificates and Class B Certificates received final payment of principal and interest. Accordingly, Series 1994-1, terminated after such final payment and no further Monthly Certificateholders' Statements will be forwarded to Investor Certificateholders.

E)    Series 1994-2:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(e) hereto.

F)    Series 1994-3:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(f) hereto.

G)    Series 1994-A:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(g) hereto.

H)    Series 1995-1:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(h) hereto.

I)    Series 1995-2:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1995-2, which is attached as Exhibit 20 (i) hereto.

J)    Series 1995-3:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(j) hereto.

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K)    Series 1996-1:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1996-1, which is attached as Exhibit 20(k) hereto.

L)    Series 1996-2:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(l) hereto.

M)    Series 1996-3:
On August 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the July 1997 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(m) hereto.

N)    Series 1996-4:
On August 15, 1997 the Registrant made available the Monthly Certificateholders Statement for the July 1997 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(n) hereto.

Item 7.  Financial Statements and Exhibits
(c) Exhibits

Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1994-1, that accompanied the final distribution of principal and interest on August 15, 1997.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1996-4.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                  (Registrant)

                                       By: GREENWOOD TRUST COMPANY as
                                           originator of the Trust


                                       By:       John J. Coane
                                           ---------------------------
                                           John J. Coane
                                           Vice President, Director of
                                           Accounting and Treasurer


Date: August 15, 1997

                                 EXHIBIT INDEX

Exhibit No.    Description
20(a)          Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending July 31, 1997, for Series 1996-4.